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                                                                    Exhibit 10.1

                                 TRUST AGREEMENT

                                  by and among

                            ROYAL INDEMNITY COMPANY,

                                       and

                     ROYAL SURPLUS LINES INSURANCE COMPANY,

           (hereinafter referred to collectively as the "Beneficiary")

                                       and

                             RSUI INDEMNITY COMPANY

                    (f/k/a Underwriters Reinsurance Company)

                   (hereinafter referred to as the "Grantor")

                                       and

                              THE BANK OF NEW YORK

                   (hereinafter referred to as the "Trustee")

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                                    PREAMBLE

            This TRUST AGREEMENT (the "Trust Agreement") is made and entered into as of June 10, 2004 (the "Effective Date") by and among Royal Indemnity Company, a Delaware property and casualty insurance company ("RIC"), Royal Surplus Lines Insurance Company, a Delaware property and casualty insurance company ("RSLIC" and together with RIC and their respective successors and assigns, the "Beneficiary"), and RSUI Indemnity Company (f/k/a Underwriters Reinsurance Company), a New Hampshire property and casualty insurance company ("RSUI Indemnity" and, together with its successors and assigns, the "Grantor"), and The Bank of New York, as trustee (hereinafter referred to as "BONY" or the "Trustee").

            WHEREAS, RIC and RSLIC, as the beneficiary, and RSUI Indemnity, as the grantor, are parties to that certain Trust Agreement by and among RIC, RSLIC, RSUI Indemnity and LaSalle Bank National Association, as trustee ("LaSalle"), dated as of July 1, 2003 and amended by Amendment dated as of September 2, 2003 (such Trust Agreement, as amended by the Amendment, the "Prior Trust Agreement"); and

            WHEREAS, the Prior Trust Agreement was entered into by RIC, RSLIC and RSUI Indemnity in connection with certain Quota Share Reinsurance Agreements, effective as of July 1, 2003, by and between RSUI Indemnity, as reinsurer, and each of RIC and RSLIC, as cedents (the "Quota Share Reinsurance Agreements"); and

            WHEREAS, pursuant to the Prior Trust Agreement, LaSalle established a trust account in the name of RSUI Indemnity, as grantor, but for the sole benefit of RIC and RSLIC, as the beneficiary (the "LaSalle Trust Account"); and

            WHEREAS, RSUI Indemity, as Grantor, and RIC and RSLIC, as the Beneficiary, desire to enter into this Trust Agreement as a replacement for the Prior Trust Agreement; and

            WHEREAS, the Grantor and the Beneficiary have requested, and BONY has agreed, that BONY shall serve as the Trustee hereunder;

            WHEREAS, effective as of the date hereof, RSUI Indemnity, RIC, RSLIC and LaSalle have entered into a Termination Agreement (the "Termination") providing for, among other things, termination of the Prior Trust Agreement and the trust created thereunder and for transfer of all of the assets held in the LaSalle Trust Account to the trust account to be established by the Trustee hereunder as provided herein; and

            WHEREAS, any amounts deposited in the trust account established by the Trustee hereunder by the Grantor, the Beneficiary and Royal Specialty Underwriting, Inc., a Georgia company and an agent of the Beneficiary under certain administrative

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services agreements ("RSUI"), hereunder are collateral for any amounts due and unpaid to the Beneficiary as cedents under the Quota Share Reinsurance
Agreements.

            NOW THEREFORE, the Grantor, the Beneficiary and the Trustee, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

            Section 1.1 Definitions. The following terms, when used in this Trust Agreement, shall have the meanings set forth herein:

            (a) "Acceptable Investments" mean investments prescribed or permitted under the investment provisions of the insurance laws of Delaware and New Hampshire and under the URC Investment Guidelines.

            (b)   "Assets" shall have the meaning ascribed to such term in
                  Section 2.1.

            (c) "Beneficiary" shall have the meaning ascribed to such term in the Preamble.

            (d) "Business Day" means a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of Illinois are not authorized or obligated by Applicable Law to close.

            (e) "Cat Cover Reinsurance Recoverables" shall have the meaning ascribed to such term in the Quota Share Reinsurance Agreements.

            (f) "Effective Date" shall have the meaning ascribed to such term in the Preamble.

            (g) "Grantor" shall have the meaning ascribed to such term in the Preamble.

            (h) "Net Premium Receivables" shall have the meaning ascribed to such term in the Quota Share Reinsurance Agreements.

            (i) "Quota Share Reinsurance Agreements" shall have the meaning ascribed to such term in the Preamble.

            (j} "Reinsurance Recoverables" shall have the meaning ascribed to such term in the Quota Share Reinsurance Agreements.

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            (k)   "Required Balance" shall mean an amount equal to Grantor's aggregate obligations to the Beneficiary under the Quota Share Reinsurance Agreements, net of (i) collectible Reinsurance Recoverables (as such term is defined in the respective Quota Share Reinsurance Agreements), (ii) collectible Net Premium Receivables (as such term is defined in the respective Quota Share Reinsurance Agreements) and (iii) the amount of Royal Indemnity Company's aggregate obligations to Landmark American Insurance Company under the RIC (Landmark) Quota Share Reinsurance Agreement by and between Royal Indemnity Company, as cedent, and Landmark American Insurance Company, as reinsurer, dated as of September 2, 2003.

            (l) "RSUI" shall have the meaning ascribed to such term in the Preamble.

            (m)   "Securities Intermediary" shall mean The Bank of New York.

            (n) "Trust Account" shall have the meaning ascribed to such term in Section 2.1.

            (o) "Trust Agreement" shall have the meaning ascribed to such term in the Preamble.

            (p) "Trustee" shall have the meaning ascribed to such term in the Preamble.

            (q) "URC Investment Guidelines" shall have the meaning ascribed to such term in the Quota Share Reinsurance Agreements.

            Section 1.2 Interpretation. When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary. Whenever the words "include", "includes" or "including" are used in this Trust Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement. The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

                                   ARTICLE II
                            CREATION OF TRUST ACCOUNT

            Section 2.1 Obligation of the Grantor. On or prior to the Effective Date, the Grantor shall procure with the Trustee, in the name of the Grantor but for

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the sole benefit of the Beneficiary, an account with number 313121 (ref. account name: RSUI Indemnity/Royal Surplus) (which in its totality shall be hereinafter referred to as the "Trust Account"). The Grantor shall maintain in such Trust Account assets consisting of cash and/or Acceptable Investments (hereinafter collectively referred to as the "Assets") in an amount equal to the Required Balance.

            Section 2.2 Purpose of Trust. (a) The Assets in the Trust Account shall be held by the Trustee for the purposes set forth herein. The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder.

            (b) The Grantor agrees that, for United States federal income tax purposes, (i) the Trust shall be formed and operated in a manner that ensures that the Trust constitutes a "grantor trust" and, (ii) any and all income or gain derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of the Assets.

            Section 2.3 Designation of Agents. Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by Grantor and/or Beneficiary shall be sufficiently executed if executed in the name of Grantor and/or Beneficiary by such officer or officers of Grantor and/or Beneficiary or by such other agent or agents of Grantor and/or Beneficiary as may be designated in a resolution or letter of advice by Grantor and/or Beneficiary. Written notice of such designation by Grantor and/or Beneficiary shall be filed with the Trustee. The Trustee shall be protected in acting upon any written statement or other instrument made by such officer or agent of Grantor and/or Beneficiary with respect to the authority conferred on him.

                                  ARTICLE III
                            MAINTENANCE OF THE TRUST

            Section 3.1 Funding of Trust Account. On the Effective Date, (i) all assets held in the LaSalle Trust Account shall be transferred and delivered to the Trustee for deposit into the Trust Account; (ii) the Grantor shall execute and deliver the Assignment of Reinsurance Recoverables attached hereto as EXHIBIT A; and (iii) the Beneficiary shall execute and deliver the Assignment of Net Premium Receivables attached hereto as EXHIBIT B.

            Section 3.2 Substitution of Trust Account Assets. The Grantor may at any time substitute or exchange Assets contained in the Trust Account, provided
(i) such assets so substituted or exchanged are cash and/or Acceptable Investments and (ii) the aggregate fair market value of the Assets is not decreased below an amount equal to the Required Balance as of the prior month end. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee that such substitution or exchange meets the requirements of this Section 3.2. The Trustee shall have no responsibility whatsoever to determine the value of such substituted Assets or whether such substituted Assets constitute Acceptable Investments.

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            Section 3.3 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor and the Beneficiary may examine such records at any time during business hours through any person or persons duly authorized in writing by Grantor or the Beneficiary.

            Section 3.4 Conversion to Regulation 114 Trust. In the event that RIC or RSLIC is unable to take financial statement credit for the reinsurance provided under the Quota Share Reinsurance Agreement to which it is a party, the parties hereto shall agree to either (i) convert this Trust Agreement to a trust agreement in form and substance satisfactory to the parties, in compliance with New York Insurance Regulation 114 or (ii) remove RIC or RSLIC, as the case may be, as a party to this Trust Agreement (with a corresponding adjustment to the Required Balance hereunder), with the Grantor providing RIC or RSLIC, as the case may be, a trust, in form and substance satisfactory to such party and the Grantor, in compliance with New York Insurance Regulation 114 in order to permit such party to take full financial statement credit for the reinsurance provided under the Quota Share Reinsurance Agreement to which it is a party and the transfer to such trust of Assets in an amount equal to the portion of the Required Balance related to the obligations to such party.

                                   ARTICLE IV
                 RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

            Section 4.1 Change in Required Balance. If as of any month end there is a reduction or increase in the amount of the Required Balance, the Beneficiary shall (i) certify in writing to the Trustee as to the amount of such reduction or increase and (ii) provide the Grantor a copy of the written certification transmitted to the Trustee.

            Section 4.2 Adjustment of Trust Account Assets. (a) If the fair market value of the Assets maintained in the Trust Account is greater than the Required Balance as of any month end, then within five (5) Business Days of such determination, the Trustee shall, upon written signed direction from the Grantor, withdraw from the Trust Account and transfer to the Grantor Assets having a fair market value equal to such excess.

            (b) If the fair market value of the Assets maintained in the Trust Account is less than the Required Balance as of such month end, then within five
(5) Business Days of such determination, the Grantor shall cause to be placed into the Trust Account such additional assets as are necessary to ensure that the fair market value of the Assets maintained in the Trust Account is no less than the Required Balance.

            Section 4.3 Limitation on Release of Trust Account Assets. EXCEPT AS PROVIDED IN SECTION 4.4 OR ARTICLE VI HEREOF, IN NO EVENT SHALL THE TRUSTEE BE INSTRUCTED TO RELEASE ASSETS FROM THE TRUST ACCOUNT WHICH WOULD CAUSE THE AGGREGATE FAIR MARKET VALUE OF THE ASSETS HELD IN THE TRUST ACCOUNT TO BE DECREASED BELOW THE AGGREGATE AMOUNT OF THE REQUIRED BALANCE AS OF THE MONTH END PRECEDING THE RELEASE OF SUCH ASSETS.

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            Section 4.4 Release of Trust Account Assets to the Beneficiary. (a)
Except as provided in Section 4.4(b), the beneficiary may not withdraw Assets from the Trust Account without the prior written consent of the Grantor, a copy of which shall be provided by the Grantor to the Trustee.

            (b) In the event that the Grantor fails to make a payment of any amount when due to the Beneficiary pursuant to Section 3.2 of the Quota Share Reinsurance Agreements, the Beneficiary, without notice to the Grantor, shall be entitled to withdraw such amount on the first Business Day following the due date. In the event that the Grantor attempts to terminate the Trust Account without the written approval of the Beneficiary, the Beneficiary shall be entitled to withdraw the Assets maintained in the Trust Account prior to the date of termination and hold such assets in trust as collateral for the performance of the Reinsurer's obligations under the Quota Share Reinsurance Agreements.

                                    ARTICLE V
                              DUTIES OF THE TRUSTEE

            Section 5.1 Acceptance of Assets by the Trustee. The Trustee shall accept for deposit into the Trust Account any asset provided such assets are cash or Acceptable Investments. Notwithstanding anything herein to the contrary, the Trustee shall not at any time be under any duty or responsibility to determine whether any assets constitute Acceptable Investments.

            The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such securities and other property as Grantor from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth. All such trusteed assets at all times shall be maintained as a trust account, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.

            Section 5.2 Collection of Interest and Dividends; Voting Rights. The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any, and the Trustee shall deposit all of such interest or dividends collected to the principal of the Trust Account. The Grantor shall have the full and unqualified right to vote and execute consents with respect to any shares of stock comprising the Trust Account. The Grantor and the Beneficiary agree that any interest, dividend or other income automatically posted and credited on the payment date to the Trust Account which is not subsequently received by the Trustee shall be reversed by the Trustee.

            Section 5.3 Obligations of the Trustee. The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.

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            Section 5.4 Responsibilities of Trustee. The Trustee, in the
administration of this Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions and certifications as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor's obligations under this Agreement, except as otherwise expressly provided or directed pursuant hereto; the Trustee's responsibilities shall be limited to the safe holding of the Assets comprising the Trust Account, and the Trustee shall be liable only for its own negligence, willful misconduct, lack of good faith or breach of fiduciary duty. The Trustee further agrees to forward upon request to the Beneficiary and upon request to the Grantor, a certified list and valuation of all Assets held under this Trust Agreement.

            Section 5.5 Monthly Reports. The Trustee agrees to provide copies of activity reports to the Beneficiary and the Grantor upon inception and within five (5) Business Days following the end of each calendar month, which reports shall show all deposits, withdrawals and substitutions; a listing of securities held; and cash and cash equivalent balances, in the Trust Account as of the end of such month. The Trustee agrees to provide written notification to the Grantor and the Beneficiary within five (5) Business Days of any deposits to or withdrawals from the Trust Account.

            Section 5.6 Resignation or Removal of the Trustee. The Trustee may at any time resign from, and terminate its capacity hereunder by delivery of written notice or resignation, effective not less than ninety (90) days after receipt by both the Beneficiary and the Grantor. The Trustee may be removed by the Grantor by (i) delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiary of the notice and (ii) receipt of Beneficiary's consent to such action, which consent shall not be unreasonably withheld. However, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed as provided in this Agreement and all the securities and other Assets in the Trust Account have been duly transferred to such successor. The Grantor, upon receipt of such notice, shall undertake to obtain the agreement of a qualified, successor Trustee, agreeable to the Beneficiary, to act in accordance with all agreements of the Trustee herein. The Beneficiary agrees not to unreasonably withhold approval of such Trustee. Upon the Trustee's delivery of the Assets to the qualified, successor Trustee, along with a closing statement showing all activities from the last monthly report, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Trust Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

            Section 5.7 Release of Information. The Trustee shall respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by either of the parties to this Agreement.

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            Section 5.8 Indemnification of the Trustee. The Grantor agrees to indemnify the Trustee and hold the Trustee harmless from and against any and all loss, damage, claims, liability, cost or expense ("Losses"), arising out of, resulting from or incurred in connection with the acceptance or administration of the trust hereunder or the exercise or performance of any of its powers or duties hereunder, including the costs and expenses of defending itself against any claim, whether asserted by a party to this Trust Agreement or any other person. Notwithstanding the foregoing, whenever an action by the Trustee is authorized by written signed direction of the Beneficiary pursuant to the provisions of this Trust Agreement and such action is taken by the Trustee strictly in accordance with such written and signed direction by the Beneficiary, the Beneficiary so authorizing such action hereby agrees to indemnify and hold the Trustee harmless from and against any and all Losses arising out of, resulting from or incurred in connection with any action so taken by the Trustee, and the Grantor shall not be obligated to indemnify the Trustee therefor. Neither the Grantor nor the Beneficiary shall in any event be required to indemnify the Trustee for any Losses directly resulting from the Trustee's own negligence or willful misconduct. The Grantor and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Trust Agreement and hereby grant the Trustee a lien, right of set-off and security interest in any Assets actually payable to the Grantor from the Trust Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

            Section 5.9 Charges of the Trustee. The Grantor agrees to pay all costs or fees charged by the Trustee for acting as the Trustee pursuant to this Agreement, as agreed between the Grantor and the Trustee, including fees incurred by the Trustee for legal services deemed necessary by the Trustee as a result of the Trustee's so acting; provided, however, that no such costs, fees or expenses shall be paid out of the Assets.

            Section 5.10 Limitations of Trustee. The Trustee shall in no way be responsible for determining the amount of securities required to be deposited; or to monitor whether or not the securities held within such Trust Account conform to the investment requirements contained herein. The Trustee shall be under no liability for any release of Assets made by it to the Grantor pursuant to Article IV.

                                   ARTICLE VI
                          TERMINATION OF TRUST ACCOUNT

            Section 6.1 Termination with the Beneficiary's Written Consent. Upon receipt of the Beneficiary's written consent, the Grantor shall terminate this Agreement by:

            (a) giving thirty five (35) days' advance written notice to the Trustee and the Trustee giving thirty (30) days' advance written notice of such termination via certified mail to the Beneficiary; and

            (b) providing the Beneficiary with alternative security acceptable to the Beneficiary, in its sole discretion, prior to the effective date of termination.

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            Upon such termination, the Trustee shall release Assets held and deposited under this Agreement to the Beneficiary and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Beneficiary or as otherwise directed by the Beneficiary.

                                  ARTICLE VII
                      SECURITY INTEREST IN THE TRUST ASSETS

            Section 7.1 Security Interest. The parties intend that the Trust Account is and at all times shall be the lawful owner of the Assets. However, to the extent that the Trust is not valid, the transfer of the Assets by the Grantor to the Trust Account is not effective, or the Transfer of the Assets by the Grantor may be characterized as a pledge rather than a lawful conveyance to the Trust, the Grantor hereby grants and transfers to RIC, as agent for the benefit of the Beneficiary, for the purposes set forth herein a first priority perfected security interest in all of the Grantor's right, title and interest in, to and under the Trust Account, all Assets credited to the Trust Account and any security entitlements arising with respect thereto to secure Grantor's obligations hereunder to the Beneficiary and this Trust Agreement shall constitute a security agreement under applicable law. In addition, the Grantor shall execute and deliver such UCC financing statements with respect to Trust Account that are reasonably deemed necessary by the Beneficiary in order to perfect such security interest in the Assets.

            Section 7.2 Appointment as Agent. Solely for the purpose of effectuating the grant set forth in Section 7.1, RSLIC hereby appoints RIC as agent, and RIC hereby accepts the appointment.

            Section 7.3 "Financial Assets" Election. The Securities Intermediary hereby agrees that each Asset credited to the Trust Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. For purposes of this Trust Agreement, "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            Section 7.4 UCC Securities Account.

            The Securities Intermediary hereby confirms and agrees to the following:

            (a) The Trust Account is a "securities account" as such term is defined in UCC Section 8-501(b). For purposes of this Article VII, the Securities Intermediary shall be acting solely in its capacity as securities intermediary for the benefit of the Beneficiary under Article 8 of the Uniform Commercial Code.

            (b) The Securities Intermediary has established for the Trust Account account number 313121 in the name "RSUI Indemnity/Royal Surplus" and the Trustee shall not change the name or account number of the Trust Account without the prior written consent of the Beneficiary. All Assets delivered to the Trustee pursuant to this Trust Agreement will be promptly credited to the Trust Account.

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            Section 7.5 Entitlement Orders. If at any time the Securities
Intermediary shall receive any order from the Beneficiary directing transfer or redemption of any Asset (an "Entitlement Order"), the Securities Intermediary shall comply with such Entitlement Order without further consent by the Grantor or any other person. If the Grantor is otherwise entitled to issue Entitlement Orders and such orders conflict with any Entitlement Order issued by the Beneficiary, the Securities Intermediary shall follow the orders issued by the Beneficiary.

            Section 7.6 Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Account or any security entitlement credited thereto in any capacity other than as Trustee of the Trust Account for the benefit of the Beneficiary, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest created hereunder. The Assets deposited to the Trust Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Beneficiary (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Trust Account and (ii) the face amount of any checks which have been credited to the Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds).

            Section 7.7 Choice of Law; Waiver of Jury Trial. Both this Trust Agreement and the Trust Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Trust Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York. Each party hereto hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of or related to this Trust Agreement or the relationship established hereunder. The parties agree that the waiver of jury trial set forth in the preceding sentence is a material inducement for the parties to enter into this Trust Agreement.

            Section 7.8 Conflict with Other Agreements.

            (a) In the event of any conflict between this Trust Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Trust Agreement shall prevail;

            (b) The Securities Intermediary hereby confirms and agrees that:

                  (i) There are no other agreements entered into between the Securities Intermediary and the Grantor with respect to the Trust Account;

                  (ii) It has not entered into, and until the termination of the this Trust Agreement will not enter into, any agreement with any other person relating

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      to the Trust Account and/or any Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of any person other than the Beneficiary; and

                  (iii) It has not entered into, and until the termination of this Trust Agreement will not enter into, any agreement with the Grantor or the Beneficiary purporting to limit or condition the obligation of the Trustee to comply with Entitlement Orders as set forth in Section 7.4 hereof.

            Section 7.9 Adverse Claims. Except for the claims and interest of the Beneficiary and of the Grantor in the Trust Account, the Securities Intermediary does not know of any claim to, or interest in, the Trust Account or in any Asset credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Trust Account or in any Asset carried therein, the Securities Intermediary will promptly notify the Beneficiary and the Grantor thereof.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

            Section 8.1 Failure to Act. The Beneficiary's failure at any time to exercise any of the rights or powers conferred upon it herein shall constitute neither a waiver of its right to exercise, nor stop it from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the Grantor is bound hereunder.

            Section 8.2 Disputes. Any dispute between the Grantor and the Beneficiary arising out of, including the formation or validity thereof, or otherwise relating to, this Trust Agreement shall be subject to the provisions of Article XIV of the Quota Share Reinsurance Agreements.

            Section 8.3 Amendments. This Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto and, in the case of Grantor's and Beneficiary's written agreement, delivered to the Trustee.

            Section 8.4 Assignment. This Agreement may not be assigned without the consent of the parties hereto and, subject to the receipt of such consent, shall be binding upon and inure to the benefit of the parties hereto, their successor and assigns.

            Section 8.5 Counterparts. This Agreement may be executed in any number of counterparts or by attached documents, all of which shall constitute one and the same original.

            Section 8.6 Notices. Unless otherwise specifically provided herein, every notice required or permitted to be given under this Agreement shall be given in

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writing by personal delivery to the party to whom it is directed at the following addresses:

               Trustee:      The Bank of New York
                             Attn: Christopher T. Rusert
                             101 Barclay Street
                             8th Floor West
                             New York, New York, 10286
                             Telephone No.: 212-815-4768
                             Facsimile No.: 212-815-5875

               Grantor:      Phillip M. McCrorie
                             Senior Vice President and Chief Financial Officer RSUI Indemnity Company
                             945 East Paces Ferry Road
                             Suite 1800
                             Atlanta, Georgia 30326
                             Telephone No.: 404-260-3871
                             Facsimile No.: 404-260-3954

            with copies to (which shall not constitute notice to Grantor for purposes of this Section 8.6):

                             Robert M. Hart, Esq.
                             General Counsel
                             Alleghany Corporation
                             375 Park Avenue, Suite 3201
                             New York, New York 10152
                             Telephone No.: (212) 752-1356
                             Facsimile No.: (212) 759-8149

                             and

                             Aileen C. Meehan, Esq.
                             Dewey Ballantine LLP
                             1301 Avenue of the Americas
                             New York, New York 10019
                             Telephone No.: (212) 259-8000
                             Facsimile No.: (212) 259-6333

               Beneficiary:  Dennis Cahill
                             Senior Vice President
                             Royal Indemnity Company
                             Mail Stop 3322
                             9300 Arrowpoint Blvd.
                             Charlotte, North Carolina 28273
                             Telephone No.: (704) 522-6324
                             Facsimile No.: (704) 522-2313

            with a copy to (which shall not constitute notice to Beneficiary for purposes of this Section 8.6):

                      Robert J. Sullivan, Esq.
                      Skadden, Arps, Slate, Meagher & Flom LLP
                      Four Times Square
                      New York, New York 10036
                      Telephone No.: 212-735-2930
                      Facsimile No.: 212-735-2000

            Section 8.7 Severability. In the event any provision of this Trust Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining provisions of this Trust Agreement.

                                   ARTICLE IX
                          EFFECTIVE DATE AND EXECUTION

            IN WITNESS OF THE ABOVE, this Trust Agreement is executed in triplicate by the parties' duly authorized officers on the dates indicated below as of the Effective Date first set forth above.

ROYAL INDEMNITY COMPANY

/s/ Sean A. Beatty
--------------------------
By:    Sean A. Beatty
Title: Senior Vice President

                                    Attest: /s/ Judy S. Spitzer
                                            -----------------------------------
                                    By:     Judy S. Spitzer
                                    Title:  Assistant Corporate Secretary

ROYAL SURPLUS LINES INSURANCE COMPANY

/s/ Sean A. Beatty
------------------------------
By:    Sean A. Beatty
Title: Senior Vice President

                                    Attest: /s/ Judy S. Spitzer
                                            -----------------------------------
                                    By:     Judy S. Spitzer
                                    Title:  Assistant Corporate Secretary

RSUI INDEMNITY COMPANY

/s/ Phillip S. McCrorie
--------------------------------
By:    Phillip S. McCrorie
Title: Senior Vice President
         and Chief Financial Officer

                                    Attest: /s/ Kathy Aberson
                                            --------------------------
                                    By:     Kathy Aberson
                                    Title:  Secretary

THE BANK OF NEW YORK

/s/ Christopher T. Rusert
-----------------------------------
By:    Christopher T. Rusert
Title: Assistant Treasurer

                                    Attest: /s/ Karen Vaporean
                                            ---------------------
                                    By:     Karen Vaporean
                                    Title:  Trust Administrator

THE BANK OF NEW YORK

                                            (AS SECURITIES INTERMEDIARY UNDER
                                            ARTICLE VII OF THIS TRUST AGREEMENT)

/s/ Christopher T. Rusert
----------------------------------
By:    Christopher T. Rusert
Title: Assistant Treasurer

                                    Attest: /s/ Karen Vaporean
                                            -------------------------
                                    By:     Karen Vaporean
                                    Title:  Trust Administrator

                                    EXHIBIT A

                     ASSIGNMENT OF REINSURANCE RECOVERABLES

                                    EXHIBIT B

                      ASSIGNMENT OF NET PREMIUM RECEIVABLES